UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 24, 2015

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices) (Zip code)

(503) 985-4000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 24, 2015, the Board of Directors of Columbia Sportswear Company (the “Company”) approved an amendment to the Company’s 2000 Restated Bylaws, as amended (“Restated Bylaws”), to clarify the roles of Chief Executive Officer and President as set forth in Exhibit 3.2.  In many respects, the Restated Bylaws previously treated the President as the Chief Executive Officer (the “CEO”). With the creation of  the President role at the Company that is separate from the role of the CEO, the Board of Directors amended the Restated Bylaws to clarify the language throughout the Restated Bylaws and vest ultimate governance authority in the CEO, except as otherwise determined by the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.2	2000 Restated Bylaws of Columbia Sportswear Company, as amended, effective July 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: July 29, 2015	By:	/s/ THOMAS B. CUSICK
Thomas B. Cusick
Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.2	2000 Restated Bylaws of Columbia Sportswear Company, as amended, effective July 24, 2015

Exhibit 3.2

2000 RESTATED BYLAWS

OF

COLUMBIA SPORTSWEAR COMPANY

ARTICLE I

SHAREHOLDERS MEETINGS

1.1Annual Meeting.  The annual meeting of the shareholders shall be held on the second Tuesday in May of each year at 2 p.m., unless a different date or time is fixed by the Board of Directors and stated in the notice of the meeting.

1.2Special Meetings.  Special meetings of the shareholders, for any purposes, unless otherwise prescribed by statute, may be called by the President or the Board of Directors.

1.3Place of Meetings.  Meetings of the shareholders shall be held at any place in or out of Oregon designated by the Board of Directors.

1.4Meeting by Telephone Conference.  Shareholders may participate in an annual or special meeting by, or conduct the meeting through, use of any means of communications by which all shareholders participating may simultaneously hear each other during the meeting, except that no meeting for which a written notice is sent to shareholders may be conducted by this means unless the notice states that participation in this manner is permitted and describes how any shareholder desiring to participate in this manner may notify the Corporation.

1.5Notice of Shareholder Business and Nominations.

(1) Annual Meetings of Shareholders.

(a) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation's notice of meeting or any supplement thereto, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record both when notice is given as provided for in this Section 1.5 and on the date of the annual meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.5.

(b) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to this Section 1.5, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for shareholder action, as determined by the Board of Directors.  To be timely, a shareholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation at least 90 days, and no earlier than 120 days, before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after the anniversary date, notice by the shareholder to be timely must be so delivered no earlier than 120 days before the annual meeting and no later than  the later of 90 days  prior to such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Corporation.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period for the giving of a shareholder's notice as described above.  The shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, in each case pursuant to

Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business, the reasons for conducting the business at the meeting and any material interest in the business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such shareholder and of such beneficial owner, as they appear on the Corporation's books, and (b) the class and number of shares of the Corporation owned beneficially and of record by such shareholder and such beneficial owner (c) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (d) a representation as to whether the shareholder or beneficial owner, if any, intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (2) otherwise solicit proxies from shareholders in support of such proposal or nomination.  The Corporation may require any proposed nominee to furnish any other information it reasonably requires to determine the eligibility of the proposed nominee to serve as a director.

(c) Notwithstanding anything in this Section 1.5 to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 1.5 shall also be considered timely (but only with respect to nominees for any new positions created by such increase) if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which the public announcement is first made by the Corporation.

(2) Special Meetings of Shareholders.

Only business that has been brought before a special meeting of shareholders pursuant to the Corporation's notice of meeting shall be conducted at a special meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) if the Board of Directors has determined that directors shall be elected at the meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 1.5, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.5. If the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to the position(s) specified in the Corporation's notice of meeting, if the shareholder's notice required by this Section 1.5 is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to the special meeting and not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at the meeting. The public announcement of an adjournment of a special meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

(3) General.

(a) Only the persons nominated in accordance with this Section 1.5 shall be eligible to be elected at an annual or special meeting of shareholders to serve as directors, and only the business that has been brought before a meeting of shareholders in accordance with the procedures set forth in this Section 1.5 shall be conducted at the meeting.  Except as otherwise provided by law, the articles of incorporation of the Corporation or these bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 1.5 and, if any proposed nomination or business is not in compliance with this Section 1.5, to declare that such defective proposal or nomination be disregarded.

(b) For the purposes of these bylaws, "public announcement" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(c) Notwithstanding the foregoing provisions of Section 1.5, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 1.5.  Nothing in Section 1.5 shall affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to rules under the Exchange Act.

1.6Conduct of Meetings

(a)Chairman of Meeting.  Meetings of shareholders shall be presided over by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or, in any event, by another chairman designated by the Board of Directors.  The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be determined by the chairman of the meeting and announced at the meeting.

(b)Rules and Regulations.  The Board of Directors may adopt by resolution any rules and regulations for the conduct of the meeting of shareholders as it deems appropriate.  Except to the extent inconsistent with rules and regulations as adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the exclusive right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting determines; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  Unless and to the extent otherwise determined by the Board of Directors or the chairman of the meeting, meetings of shareholders are not required to be held in accordance with the rules of parliamentary procedure.

(c)Adjournment.  Any annual or special meeting of shareholders may be adjourned only by the chairman of the meeting from time to time to reconvene at the same or some other time, date and place, and notice need not be given on any such adjourned meeting if the time, date and place are announced at the meeting at which the adjournment occurs.  The shareholders present at a meeting shall not have authority to adjourn the meeting.  At the adjourned meeting at which a quorum is present, the shareholders may transact any business which might have been transacted at the original meeting.  If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

ARTICLE II

BOARD OF DIRECTORS

2.1Number.  The number of directors of the Corporation shall be at least three and no more than eleven. Within this range, the number of directors at the time of the adoption of these Restated Bylaws shall be six, and the number of directors shall otherwise be determined from time to time by the Board of Directors.

2.2Regular Meetings.  A regular meeting of the Board of Directors may be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders.

2.3Special Meetings.  Special meetings of the Board of Directors may be called by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place in or out of Oregon as the place for holding any special meeting of the Board of Directors called by them.

2.4Notice.  Notice of the date, time and place of any special meeting of the Board of Directors shall be given at least 24 hours prior to the meeting by notice communicated in person, by telephone, telegraph, teletype, other form of wire or wireless communication, mail or private carrier.  If written, notice shall be effective at the earliest of (a) when received, (b) three days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed, or (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested and the receipt is signed by or on behalf of the addressee.  Notice by all other means shall be deemed effective when received by or on behalf of the director.

ARTICLE III

OFFICERS

3.1Appointment.

(a)The Board of Directors at its first meeting following its election each year shall appoint a President and a Secretary, and may appoint a Chief Executive Officer.  The Board of Directors shall appoint any Executive Vice President and any Senior Vice President, and may appoint any other officers, assistant officers and agents as the Board of Directors may deem expedient.  The Board of Directors may assign such additional titles to one (1) or more of the officers as they shall deem appropriate.

(b)In addition to the officers elected by the Board of Directors in accordance with Section 3.1(a), the Corporation may have one or more appointed vice presidents, assistant secretaries, or other officers, who shall also be officers of the Corporation (each, a “Corporate Officer”).  Any Corporate Officer may be appointed by the Board of Directors or the Chief Executive Officer, or, if there is no Chief Executive Officer, the President.  Any such Corporate Officer shall have such title, powers and duties as the Board of Directors or officer appointing such Corporate Officer may determine, consistent with this Article III.

(c)Any two or more offices may be held by the same person.

3.2Compensation.  The Corporation may pay its officers reasonable compensation for their services as fixed by or in the manner designated from time to time by the Board of Directors.

3.3Term.  The term of office of all officers commences upon their appointment and continues until their successors are appointed or until their resignation or removal.

3.4Removal.  Any officer or agent appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause.

3.5Chief Executive Officer.  Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to the Chief Executive Officer by the Board of Directors.  The Chief Executive Officer shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, subject in all cases to the direction of the Board of Directors.  Unless otherwise determined by the Board of Directors, the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, shall have authority to vote any shares of stock owned by the Corporation and to delegate this authority to any other officer.

3.6President.  The President shall have the powers and perform the duties as the Board of Directors or the Chief Executive Officer shall designate from time to time.

3.7Vice Presidents.  Each Vice President (whether elected or appointed by the Board of Directors, the Chief Executive Officer or the President) shall perform duties and responsibilities prescribed by the Board of Directors or the Chief Executive Officer, or, if there is no Chief Executive Officer, the President.

3.8Secretary.  The Secretary shall record and keep the minutes of all meetings of the directors and shareholders in one or more books provided for that purpose and perform any duties prescribed by the Board of Directors or the President.

ARTICLE IV

ISSUANCE OF SHARES

4.1Adequacy of Consideration.  The authorization by the Board of Directors of the issuance of shares for stated consideration shall evidence a determination by the Board that such consideration is adequate.

4.2Certificates for Shares.  Certificates representing shares of the Corporation shall be signed, either manually or in facsimile, by two officers of the Corporation, at least one of whom shall be the Chief Executive Officer, the President or a Vice President.

ARTICLE V

AMENDMENTS

These Bylaws may be amended or repealed and new Bylaws may be adopted by the Board of Directors or the shareholders of the Corporation.

Amended and adopted by Resolution of the Board of Directors on April 21, 2000.

As amended and adopted by Resolution of the Board of Directors on March 16, 2011.

As amended and adopted by Resolution of the Board of Directors on October 24, 2014.

As amended and adopted by Resolution of the Board of Directors on March 19, 2015.

As amended and adopted by Resolution of the Board of Directors on July 24, 2015.